Exhibit 10.11

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (“Second Amendment”) is entered into between CPNO Services, L.P., a Texas limited partnership (“Employer”), R. Bruce Northcutt (“Employee”), and the entities set forth on Exhibit A hereto (the “Copano Controlling Entities”) effective as of this 1st day of March, 2005 (the “Effective Date”).  Capitalized terms used in this Second Amendment that are not otherwise defined herein shall have the meanings set forth in the Employment Agreement.

RECITALS

WHEREAS, Copano/Operations, Inc., a Texas corporation (“Copano Operations”), the Copano Controlling Entities (or their predecessors) and Employee have entered into an Employment Agreement dated April 9, 2003, as amended by that certain First Amendment to Employment Agreement dated July 30, 2004 (“Employment Agreement”); and

WHEREAS, pursuant to Section 13 of the Employment Agreement, Copano Operations assigned its rights and obligations thereunder to Employer effective January 1, 2005;

WHEREAS, the parties have determined that it is in their mutual interest to further amend the Employment Agreement, and take certain other actions, as set forth herein;

NOW, THEREFORE, for and in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Employer, Employee and the Copano Controlling Entities hereby agree as follows:

AGREEMENT

SECTION 1.         Amendments to Employment Agreement.  The Employment Agreement is hereby amended as follows:

A.            The first sentence of Section 4.1 is amended in its entirety to read as follows:  “Employee shall be paid effective March 1, 2005 an annual base salary of $226,000 (the “Base Salary”), subject to Employer’s standard payroll practice and all customary payroll deductions.”

B.            Section 4.2 of the Employment Agreement is hereby amended:

1.                                       by inserting the words “Prior to April 28, 2005,” at the beginning of the first sentence of the Section; and

2.                                       by inserting the following sentence at the end of the Section: “From and after April 28, 2005, Employee shall be eligible to participate in the Copano Energy, L.L.C. Management Incentive Compensation Plan dated January 1, 2005 or any substitute incentive compensation plan as may be in effect from time to time for the benefit of executive officers of Copano Holdings (the “Management Bonus Plan”); provided, however, that in the event that at any time there is no Management Bonus Plan in effect, Employee shall be eligible to earn an annual incentive cash bonus upon the same terms as in effect prior to April 28, 2005.”

C.            Section 4.5 of the Employment Agreement is hereby deleted in its entirety.

D.            Section 6.1(b)(d) is hereby deleted in its entirety and replaced with the following:

“(d) (i) if with respect to any period prior to April 28, 2005, any bonus granted but not paid; provided however, in the event of termination of this Agreement pursuant to Section 6.1(a)(ii) or (iii),  the governing bodies of the Copano Controlling Entities shall make a determination with respect to any bonus earned by Employee pursuant to Section 4.2 for the period commencing upon the most recent anniversary of the Commencement Date, and Employee or his estate shall additionally be entitled to receive such bonus, if any or (ii) if respect to any period subsequent to April 27, 2005, any bonus to which Employee is entitled under the Management Bonus Plan or if not then in effect, a bonus upon the same terms as those in effect for periods prior to April 28, 2005.”

SECTION 2.         Employment Agreement to Remain in Full Force and Effect.  The Employment Agreement, as amended hereby, shall remain in full force and effect.

SECTION 3.         Further Assurances.  The parties will execute such additional documents and instruments, and take such further actions, as are necessary or appropriate to give effect to the terms of this Second Amendment.

SECTION 4.         Applicable Law.  This Second Amendment shall be governed by and construed in accordance with laws in the state of Texas.

SECTION 5.         Execution.  This Second Amendment may be executed in multiple counterparts, each of which shall be deemed in original but all of which shall be deemed one instrument.

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day and year first written above, to be effective for all purposes as of the Effective Date.

/s/ R. Bruce Northcutt
R. Bruce Northcutt

CPNO SERVICES, L.P.
By:	CPNO Services GP, L.L.C., its General Partner

By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman and Chief Executive Officer

COPANO ENERGY SERVICES GP, L.L.C.

By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman and Chief
Executive Officer

COPANO ENERGY SERVICES (TEXAS) GP, L.L.C.

By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman and Chief
Executive Officer

COPANO FIELD SERVICES GP, L.L.C.

By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman and Chief
Executive Officer

COPANO FIELD SERVICES/CENTRAL GULF COAST GP, L.L.C.

By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman and Chief
Executive Officer

COPANO NGL SERVICES GP, L.L.C.

By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman and Chief
Executive Officer

COPANO PIPELINES GP, L.L.C.

By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman and Chief
Executive Officer

COPANO PIPELINES (TEXAS) GP, L.L.C.

By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman and Chief
Executive Officer

COPANO PROCESSING GP, L.L.C.

By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman and Chief
Executive Officer

COPANO/WEBB-DUVAL PIPELINE GP, L.L.C.

By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman and Chief
Executive Officer

ACCEPTED AND AGREED:

COPANO ENERGY, L.L.C.
(F/K/A COPANO ENERGY HOLDINGS, L.L.C.)

By:	/s/ John R. Eckel, Jr.
John R. Eckel, Jr., Chairman and Chief
Executive Officer

Exhibit A

Copano Controlling Entities:

Copano Energy Services GP, L.L.C.

Copano Energy Services (Texas) GP, L.L.C.

Copano Field Services GP, L.L.C.

Copano Field Services/Central Gulf Coast GP, L.L.C.

Copano NGL Services GP, L.L.C.

Copano Pipelines GP, L.L.C.

Copano Pipelines (Texas) GP, L.L.C.

Copano Processing GP, L.L.C.

Copano/Webb-Duval Pipeline GP, L.L.C.